UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2019

Lantronix, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16027	33-0362767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7535 Irvine Center Drive, Suite 100 Irvine, California 92618
(Address of Principal Executive Offices, including zip code)

Registrant’s telephone number, including area code: (949) 453-3990

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	LTRX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 30, 2019, Lantronix, Inc. (“Lantronix”) entered into an Arrangement Agreement (the “Agreement”) by and between Intrinsyc Technologies Corporation, a corporation existing under the laws of British Columbia (“Intrinsyc”), and Lantronix, pursuant to which all of the outstanding common shares of Intrinsyc (the “Intrinsyc Shares”) will be acquired by Lantronix (the “Transaction”).

Under the Agreement, the terms of which were unanimously approved by the board of directors of Lantronix and Intrinsyc, Lantronix will pay $0.55 and 0.2135 of a share of common stock, par value $0.0001, of Lantronix (the “Lantronix Common Stock”), for each issued and outstanding Intrinsyc Share (other than shares of Intrinsyc Shares held by holders that exercise dissent rights pursuant to and in the manner set forth in Section 190 of the Canada Business Corporations Act, R.S.C. 1985, c. C-44). Pursuant to the Agreement, Lantronix will, in the aggregate, pay approximately $11.5 million in cash and issue approximately 4.3 million shares of Lantronix Common Stock to Intrinsyc shareholders. Following the Transaction, Intrinsyc shareholders are expected to own approximately 16% of the outstanding shares of Lantronix Common Stock.

In addition, (i) each option to purchase Intrinsyc Shares (a “Company Option”) that is outstanding and vested at the effective time of the Transaction (the “Effective Time”) and has a per-share exercise price (after conversion from Canadian dollars to US dollars) that is less than $1.31 (the “Consideration Value”) shall be cancelled in exchange for a cash payment equal to, for each Intrinsyc Share subject to such Company Option, the excess of the Consideration Value over the per-share exercise price of the Company Option; (ii) each Company Option that is outstanding and unvested at the Effective Time and has a per-share exercise price that is less than the Consideration Value shall be assumed by Lantronix and converted into an option to purchase Lantronix Common Stock (with the number of shares subject to, and the exercise price of, the assumed option to be adjusted based on an exchange ratio of 0.3679 shares of Lantronix Common Stock for each Intrinsyc Share (the “Equity Award Exchange Ratio”) and such assumed option to have generally the same vesting and other terms as applied to the corresponding Company Option); (iii) each other Company Option that is outstanding at the Effective Time shall be cancelled without payment; (iv) each award of restricted stock units with respect to Intrinsyc Shares (a “Company RSU”) that is outstanding and vested at the Effective Time shall be cancelled in exchange for a cash payment equal to, for each Intrinsyc Share subject to such Company RSU, the Consideration Value; and (v) each Company RSU that is outstanding and unvested at the Effective Time shall be assumed by Lantronix and converted into a restricted stock unit award with respect to shares of Lantronix Common Stock (with the number of shares subject to the assumed award to be adjusted based on the Equity Award Exchange Ratio and such assumed award to have generally the same vesting and other terms as applied to the corresponding Company RSU).

Intrinsyc has made representations, warranties and covenants in the Agreement, including, subject to certain exceptions, to (i) conduct its businesses in the ordinary course and not engage in certain activities between the date of the Agreement and the consummation of the Transaction and (ii) not solicit alternative transactions. Lantronix has also made representations, warranties and covenants in the Agreement, including, subject to certain exceptions, not engage in certain activities between the date of the Agreement and the consummation of the Transaction. Completion of the Transaction is conditioned upon, among other things, (i) the approval by the shareholders of Intrinsyc of a special resolution approving the plan of arrangement with respect to the Transaction (the “Arrangement Resolution”), (ii) an interim order and final order having been obtained from the Supreme Court of British Columbia regarding the Transaction, (iii) the absence of any law that restrains, enjoins or otherwise prohibits the consummation of the Transaction and (iv) the authorization of the Lantronix Common Stock to be issued in the Transaction for listing on the NASDAQ Global Select Market.

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The Agreement may be terminated prior to the Effective Time by mutual agreement of Lantronix and Intrinsyc. In addition, either Lantronix or Intrinsyc may terminate the Agreement if, subject to certain limited exceptions, (i) the Arrangement Resolution is not approved by the shareholders of Intrinsyc (the “Approval Failure Termination Right”), (ii) any court or other governmental entity has enacted, issued, promulgated, enforced or entered any final and non-appealable order that restrains, enjoins or otherwise prohibits the consummation of the Transaction, or (iii) the Transaction is not consummated prior to January 31, 2020 (which date may be changed to a later date upon the mutual agreement of Lantronix and Intrinsyc) (the “Outside Date Termination Right”). Lantronix also has additional termination rights if (i) Intrinsyc breaches any representations or warranties, or fails to perform any covenant, such that the applicable closing condition would not be satisfied (subject to certain cure rights) (the “Breach Termination Right”), (ii) Intrinsyc’s board of directors makes an adverse recommendation change (the “Adverse Recommendation Change Termination Right”) or Intrinsyc materially breaches its non-solicitation obligations set forth in the Agreement (the “Non-Solicitation Breach Termination Right”), or (iii) a material adverse effect occurs with respect to Intrinsyc. Intrinsyc also has additional termination rights (i) if Lantronix breaches any representations or warranties, or fails to perform any covenant, such that the applicable closing condition would not be satisfied (subject to certain cure rights) or (ii) in order to enter into an alternative transaction that is a superior proposal (provided that Intrinsyc has complied with its non-solicitation obligations set forth in the Agreement) (the “Superior Proposal Termination Right”).

A termination fee of $850,000 (the “Termination Fee”) is payable by Intrinsyc to Lantronix if the Agreement is validly terminated pursuant to the Adverse Recommendation Change Termination Right, the Non-Solicitation Breach Termination Right or the Superior Proposal Termination Right. The Termination Fee is also payable by Intrinsyc to Lantronix in the event the Agreement is validly terminated pursuant to the Approval Failure Termination Right, the Outside Date Termination Right or the Breach Termination Right if, prior to such termination, (A) an acquisition proposal has been publicly announced or otherwise communicated to the board of directors of Intrinsyc, Intrinsyc, any of its subsidiaries or their respective representatives and (B) within nine months following the date of such termination, (1) a transaction in respect of any acquisition proposal (whether or not such acquisition proposal is the same acquisition proposal referred to in clause (A) above) is consummated or effected or (2) Intrinsic or any of its subsidiaries enters into a definitive agreement in respect of any acquisition proposal (whether or not such acquisition proposal is the same acquisition proposal referred to in clause (A) above) and such acquisition proposal is later consummated or effected (whether or not within such nine month period).

The foregoing description of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Agreement and related description is intended to provide you with information regarding the terms of the Agreement and is not intended to modify or supplement any factual disclosures about Lantronix in its reports filed with the United States Securities and Exchange Commission (the “SEC”). In particular, the Agreement and related description is not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to Lantronix or Intrinsyc. The assertions embodied in the representations and warranties made by Lantronix and Intrinsyc in the Agreement are qualified by information contained in disclosure schedules delivered in connection with the signing of the Agreement, and such representations and warranties are made for the purpose of allocating contractual risk between the parties to the Agreement rather than establishing these matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable under the securities laws. Stockholders of Lantronix are not third-party beneficiaries under the Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Lantronix or Intrinsyc or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants of the Agreement may change after the date of the Agreement.

Also with the execution of the Agreement, shareholders of Intrinsyc collectively holding approximately 14.5% of the total outstanding Intrinsyc Shares (the “Voting Agreement Shareholders”) entered into voting agreements (the “Voting Agreements”) with Intrinsyc. Pursuant to the Voting Agreements, the Voting Agreement Shareholders agree to, among other things, (i) vote their shares of Intrinsyc Shares in favor of the Arrangement Resolution and against any resolution that would adversely affect or reduce the likelihood of the successful completion of the Transaction, (ii) not assert or exercise any dissent rights, (iii) not commence or participate in any class action against Intrinsyc, Lantronix, or any of their subsidiaries relating to the Agreement or the Transaction and (iii) be subject to certain non-solicitation obligations.

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The form of Voting Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The description of the Voting Agreements set forth above does not purport to be complete and is qualified in its entirety by reference to the provisions of the Voting Agreements.

Additional Information and Where to Find It.

Additional information concerning Intrinsyc can be found under Intrinsyc’s profile on SEDAR (www.sedar.com).

Item 3.02 Unregistered Sales of Equity Securities.

The information disclosed under Item 1.01 is incorporated into this Item 3.02 in its entirety.

Lantronix securities issued in connection with the Transaction are expected to be issued in reliance upon an exemption from registration under federal securities laws provided by Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”) for the issuance and exchange of securities approved after a public hearing on the fairness of the terms and conditions of the exchange by a court of competent jurisdiction at which all persons to whom the securities will be issued have the right to appear. The Transaction will be subject to approval by the Supreme Court of British Columbia. Lantronix anticipates that, if the Transaction becomes effective under the terms and conditions set forth in the Agreement (including receipt of the final order from the Supreme Court of British Columbia) the Lantronix Common Stock to be issued pursuant to the Agreement will be exempt from the registration requirements of the Securities Act pursuant to Section 3(a)(10) thereof.

Item 7.01.	Regulation FD Disclosure.

Press Release

On October 31, 2019 Lantronix issued a press release announcing that the Transaction has been completed. A copy of the foregoing press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 7.01 by reference.

Forward-Looking Statements.

This current report contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects,” “believes,” “intends,” “anticipates,” “plans,” “estimates,” “potential,” “possible,” or “probable” or statements that certain actions, events or results “may,” “will,” “should,” or “could” be taken, occur or be achieved. The forward-looking statements in this current report include, among others, statements about the expected benefits of the proposed Transaction to Lantronix and Intrinsyc and their respective stockholders, the anticipated completion of the proposed Transaction or the timing thereof, accretive nature of the proposed Transaction and business strategy of the combined company. Forward-looking statements are based on current expectations and assumptions and analyses made by Lantronix, Intrinsyc and their management in light of experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including but not limited to: the ability to obtain stockholder, court and regulatory approvals of the proposed Transaction; the ability to complete the proposed Transaction on anticipated terms and timetable; Lantronix’s and Intrinsyc’s ability to integrate successfully after the Transaction and achieve anticipated benefits from it; the possibility that various closing conditions for the Transaction may not be satisfied or waived; risks relating to any unforeseen liabilities of Lantronix or Intrinsyc; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; and any loss of management or key personnel. Lantronix’s annual report on Form 10-K for the fiscal year ended June 30, 2019, quarterly reports on Form 10-Q, recent current reports on Form 8-K, and other SEC filings discuss some of the important risk factors identified that may affect Lantronix’s business, results of operations, and financial condition. Intrinsyc’s Annual Information Form and financial report for the year ended December 31, 2018, and other SEDAR filings discuss some of the important risk factors identified that may affect Intrinsyc’s business, results of operations, and financial condition. Lantronix and Intrinsyc undertake no obligation to revise or update publicly any forward-looking statements except as required by law.

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Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

To the extent required by this Item 9.01(a), the financial statements of the Acquired Companies will be filed by amendment no later than 71 calendar days from the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information.

To the extent required by this Item 9.01(b), unaudited pro forma financial information will be filed by amendment no later than 71 calendar days from the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit No.	Description

2.1	Arrangement Agreement, dated October 30, 2019, by and between Lantronix and Intrinsyc*

10.1	Form of Voting Agreement

99.1	Press Release, dated October 31, 2019

99.2	Investor Presentation Used on October 31, 2019

*Portions of this Exhibit, including certain schedules and exhibits to this Exhibit, have been omitted in accordance with Item 601(b) of Regulation S-K. A copy of any omitted information, schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTRONIX, INC.

By:	/s/ Jeremy Whitaker
Jeremy Whitaker
Chief Financial Officer

Date: October 31, 2019